                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant /  /

Check the appropriate box:

/  X  / Preliminary Proxy Statement

/     / Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

/     / Definitive Proxy Statement

/     / Definitive Additional Materials

/     / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12


                           CAPITOL MULTIMEDIA, INC.


Payment of Filing Fee (Check the appropriate box):

/  X  / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.

/     / $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

/     / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

/     / Fee paid previously with preliminary materials.

/    /  Check box if any part of this fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                                      LOGO
                            CAPITOL MULTIMEDIA, INC.

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Capitol Multimedia, Inc.:

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders of Capitol Multimedia, Inc. ("the Company") will be held at the Marriott Residence Inn, 7335 Wisconsin Avenue, Bethesda, Maryland on Thursday, August 22, 1996 at 10:00 a.m. for the following purposes:

    1. To elect six directors to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified or their earlier resignation or removal.

    2. To ratify and approve an Amendment to the Company's Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-Employee Directors extending the period during which a director may exercise an option following resignation or other termination of service.

    3. To ratify and approve an Amendment to the Company's Amended and Restated 1991 Non-Qualified Employee Stock Option Plan increasing the number of authorized shares of Common Stock issuable under the Plan from 616,000 to 1,500,000.

    4. To ratify and approve an Amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 10,000,000 to 25,000,000.

    5. To ratify the appointment of Ernst & Young LLP as independent accountants for the 1997 fiscal year.

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on July 10, 1996 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ CATHERINE K. HOOPES

                                          Catherine K. Hoopes
                                          Secretary

Bethesda, Maryland
July 17, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      LOGO
                            CAPITOL MULTIMEDIA, INC.

                                PROXY STATEMENT

GENERAL

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Capitol Multimedia, Inc. for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on Thursday, August 22, 1996, and any adjournments thereof. Copies of this statement and form of proxy are expected to be first provided to shareholders on or about July 17, 1996. The Company's 1996 Annual Report to Shareholders will be mailed concurrently with the proxy material.

RECORD DATE AND OUTSTANDING SHARES

Only shareholders of record at the close of business on July 10, 1996 ("the Record Date") will be entitled to notice of and to vote at the Meeting. On the Record Date there were 4,832,065 shares of the Company's Common Stock, $.10 par value per share, outstanding. Each share of Common Stock outstanding is entitled to one vote on all matters. There is no other class of voting securities outstanding.

QUORUM AND VOTING OF SHARES

The presence at the Meeting, in person or by proxy, of holders of at least a majority of the shares entitled to vote at the Meeting shall constitute a quorum for the purpose of conducting business. In the election of directors, shareholders entitled to vote do not have cumulative voting rights. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum. The effect of abstentions and broker non-votes, except for the election of directors, is a vote against items acted upon.

If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions given. In the absence of instructions, the shares will be voted in accordance with the recommendations of the Board of Directors set forth herein.

The Board of Directors is not aware, as of the date hereof, of any matters to be voted upon at the Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If, however, any other matters are properly presented at the Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote the shares of Common Stock represented thereby in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

Any proxy submitted by a shareholder may be revoked at any time before it is voted by giving written notice of revocation or delivering a duly executed proxy bearing a later date to the Secretary at the corporate offices, or by attending the Meeting and voting in person.

PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms, and other persons representing beneficial owners of shares, for their expenses in forwarding solicitation materials to such beneficial owners. In addition, the Company's directors, officers and regular employees, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile.

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the holdings of the parties who were known to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, based on filings with the Securities and Exchange Commission and the records of the Company's transfer agent, as of June 14, 1996. The parties named below have sole voting power and sole investment power with respect to the shares beneficially owned.

                                                                     AMOUNT AND NATURE OF     PERCENT OF
               NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP    COMMON STOCK
- ------------------------------------------------------------------   --------------------    ------------
Igor R. Razboff...................................................        337,500(1)             6.98%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814
Dale R. DeSharone.................................................        337,500(1)             6.98%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814

(1) Acquired in connection with the Company's acquisition of Animation Magic, Inc. on February 13, 1995. (See "Transactions with Beneficial Owners, Directors, and Executive Officers").

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information with respect to the holdings of the Company beneficially owned by each director, nominee for director, and executive officer, and by all directors and executive officers as a group as of June 14, 1996. Each of the persons named has sole voting power and sole investment power with respect to the shares beneficially owned, unless otherwise indicated.

                                                                     AMOUNT AND NATURE OF     PERCENT OF
               NAME AND ADDRESS OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP    COMMON STOCK
- ------------------------------------------------------------------   --------------------    ------------
Igor R. Razboff -- Director & VP, Consumer Production.............           337,500(1)          6.98%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814

Dale R. DeSharone -- Executive Producer...........................           337,500(1)          6.98%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814

Nico B.M. Letschert -- Director...................................           227,976(2)          4.54%
1801 Clint Moore Road -- Suite 100, Boca Raton, FL 33487

Robert I. Bogin -- Director, President, & CEO.....................           211,163(3)          4.24%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814

Bernard M. Frank -- Director......................................           191,675(4)          3.90%
666 Fifth Avenue -- 13th Floor, New York, NY 10103

Catherine K. Hoopes -- Chief Financial Officer....................            64,542(5)          1.32%
7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814

Bernard J. Luskin -- Director.....................................            52,500(6)          1.07%
9697 East Mineral Avenue, Englewood, CO 80112

Philip R. Redmond -- Director.....................................            20,000(7)           .41%
18 Monument Square, Charlestown, MA 02129

Craig J. Cox -- Nominee...........................................                 0             0.00%
11400 West Olympic Blvd., Suite 800, Los Angeles, CA 90064

All Directors and Executive Officers as a Group (10 persons)......         1,452,856(8)         26.74%

(1) Acquired in connection with the Company's acquisition of Animation Magic, Inc. on February 13, 1995. (See "Transactions with Beneficial Owners, Directors, and Executive Officers").

(2) Includes warrants to purchase 187,976 shares of Common Stock. Also includes an option, granted pursuant to the Company's Non-Qualified Stock Option Plan for Non-Employee Directors, to purchase 40,000 shares of Common Stock.

(3) Includes 61,163 shares held jointly by Mr. Bogin and his wife. Also includes an option, pursuant to an employment agreement, to purchase 100,000 shares of Common Stock and an option, granted pursuant to the Company's Non-Qualified Employee Stock Option Plan, to purchase 50,000 shares of Common Stock.

(4) Includes options to purchase 25,000 and 52,500 shares of Common Stock pursuant to a consulting agreement and the Company's Non-Qualified Stock Option Plan for Non-Employee Directors, respectively.

(5) Includes 2,312 shares held jointly by Ms. Hoopes and her husband. Also includes an option, pursuant to an employment agreement, to purchase 30,000 shares of Common Stock, an option, granted pursuant to the Company's Non-Qualified Employee Stock Option Plan, to purchase 32,176 shares of Common Stock and a warrant to purchase 54 shares of Common Stock.

(6) Represents options, granted pursuant to the Company's Non-Qualified Stock Option Plan for Non-Employee Directors.

(7) Includes options to purchase 5,000 and 15,000 shares of common stock pursuant to a consulting agreement and the Company's Non-Qualified Stock Option Plan for Non-Employee Directors, respectively.

(8) In addition to footnotes (1) through (7), includes an option to purchase 10,000 shares of Common Stock.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

IDENTIFICATION OF NOMINEES

The Board of Directors has nominated six directors to serve until the 1997 Annual Meeting of Shareholders and until their successors have been elected and qualified, or until their earlier resignation or removal from office.

Pursuant to underwriting and placement agreements, Noble Investment Co. has the right to designate one nominee for election to the Board of Directors through March 30, 1997 and another nominee through April 7, 1998. Noble Investment Co. has named its past President, Nico B. M. Letschert, as its nominee and has declined to name a second nominee. Each of the directors and executive officers of the Company has agreed to vote their respective shares in favor of any Noble Investment Co. nominee to be elected and continue in office as a director of the Company.

In addition to the Noble Investment Co. nominee, the Board of Directors has nominated five directors for election. Under the bylaws of the Company, the Board of Directors is entitled to fill, until the next Annual Meeting of Shareholders, any vacancy existing on the Board following the Annual Meeting of Shareholders.

A plurality of the votes cast at the Annual Meeting in person or by proxy shall elect said nominees as directors of the Company. The Company is not aware of any reason why any of the nominees, if elected, would be unable to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" EACH OF THE BOARD OF DIRECTORS NOMINEES.

The nominees for election as directors are as follows:

                                                                                                    DIRECTOR
                  NAME                                         POSITION                      AGE      SINCE
- -----------------------------------------   ----------------------------------------------   ---    ---------
Robert I. Bogin..........................   Director, President & Chief Executive Officer    45       1991
Bernard M. Frank.........................   Director                                         68       1984
Nico B.M. Letschert......................   Director                                         41       1993
Philip R. Redmond........................   Director                                         46       1995
Igor R. Razboff..........................   Director & VP, Consumer Production               41       1995
Craig J. Cox.............................   Nominee for Director                             50     1994-1995

PRINCIPAL OCCUPATIONS AND DIRECTORSHIPS HELD BY NOMINEES

Robert I. Bogin is Chairman of the Board of Directors, President and Chief Executive Officer of the Company. From November 1988 to October 1991, Mr. Bogin served as the Company's Executive Vice President and Chief Financial Officer. Prior to joining the Company in 1988, he was Co-President and a principal of RMI Investment Corporation, a privately held company formed primarily to assist real estate developers and other businesses in identifying and structuring debt and equity financing. Prior to that, Mr. Bogin was a partner in a Washington, D.C. law firm specializing in tax and securities matters.

Bernard R. Frank has been employed as a Vice President/Financial Consultant of Smith Barney, Inc. since March 1990. Mr. Frank was a Vice President at Thompson McKinnon Securities Inc. from December 1987 to August 1989. Thompson McKinnon was purchased by Prudential Bache Securities in August 1989 and Mr. Frank continued as a Vice President at Prudential Bache Securities. He was an Executive Vice President of Steinberg & Lyman, an investment banking firm, from October 1986 to November 1987 and an Executive Vice President of Pace Securities, Inc. and President of Pace Investment Corporation, a venture capital and consulting firm, from 1984 to 1986. Mr. Frank was Senior Vice President of an investment banking firm, Prescott, Ball & Turben, Inc. (a subsidiary of Kemper Insurance Company), from 1976 to 1984.

Nico B. M. Letschert is Chief Executive Officer of Noesis Capital Corp. which specializes in corporate finance and money management and past President of Noble Investment Co. of Palm Beach, an investment banking firm. During the four years prior to his founding Noble Investment Co. in 1984, Mr. Letschert was a manager, market maker and registered representative with several local and national brokerage firms. From the early 1970s until leaving the Netherlands in 1979, Mr. Letschert worked for a specialist firm and a private bank, was a member of the Amsterdam Stock Exchange, and was employed in the Amsterdam office of E.F. Hutton. He was educated at the Dutch Institute for Banking and Finance. His credentials include registration with the NASD as a principal and the Certified Financial Planner (CFP) designation. Mr. Letschert is currently a director of WaterMarc Food Management Co., Futuremedia PLC, and FOODQUEST, Inc.

Philip R. Redmond is the Chairman and a Principal of Vannevar Management, Inc., a management consulting firm. Prior to co-founding Vannevar, Mr. Redmond was a principal at two international strategy consulting firms, Boston Consulting Group and LEK/Alcar. He ran the Information Technology practice and marketing in North America for LEK. Mr. Redmond was also a director and manager in licensing, acquisitions/divestitures, and international business at Spinnaker Software, Inc. Prior to joining Spinnaker, he founded and was CEO of a real estate investment firm. Mr. Redmond's educational background includes an undergraduate degree in mathematics from Brown University and an MBA from the Harvard Business School.

Igor R. Razboff is Vice President, Consumer Production. Before joining the Company in February 1995, Mr. Razboff was the President and Chief Executive Officer of Animation Magic, Inc. He served as the President of Business Link International, Inc. from 1991 to 1992 and a department manager for Prime Computer, Inc. from 1988 to 1991. Prior to leaving Russia in 1982, Mr. Razboff taught mathematics at the State Electrotechnical University in St. Petersburg, Russia. Mr. Razboff holds a master's degree and a Ph.D. in mathematics from the State University of St. Petersburg, Russia.

Craig J. Cox is an Independent Financial Consultant and former Senior Vice President -- Operations and Chief Financial Officer of Philips Media, Inc. While employed by Philips, Mr. Cox was responsible for engineering and production services, finance, administration, and business and legal affairs. Prior to joining Philips in 1986, Mr. Cox served as Vice President and Controller of WEA International, Inc., the international distribution and product development company for the Recorded Music Division of Warner Communications, Inc., and as a staff auditor for the accounting firm of Touche Ross and Co. Mr. Cox, a Certified Public Accountant, earned a degree in Finance and an MBA at the University of Southern California.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held nine meetings during fiscal year 1996. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and committees on which served. The standing committees of the Board of Directors are the Compensation Committee and the Audit Committee.

Compensation Committee. The Compensation Committee determines the compensation of the President and Chief Executive Officer and administers the Company's Non-Qualified Employee Stock Option Plan. The Committee's current members are non-employee directors Bernard M. Frank and Nico B.M. Letschert. The Committee met four times during fiscal year 1996.

Audit Committee. The Audit Committee recommends the appointment of the Company's independent accountants and reviews and approves the results, findings, and recommendations of audits performed by the independent accountants. The Committee also reviews matters relating to corporate practices, regulatory and financial reporting, accounting procedures and policies, financial and accounting internal controls, and transactions involving potential conflicts of interest. The Committee's current members are Robert I. Bogin, Bernard J. Luskin, and Nico B.M. Letschert. The Committee met four times during fiscal year 1996.

TRANSACTIONS WITH BENEFICIAL OWNERS, DIRECTORS, AND EXECUTIVE OFFICERS

Animation Magic, Inc.

On February 13, 1995, the Company acquired all of the outstanding stock of Animation Magic, Inc. (AMI) and its wholly-owned subsidiary in St. Petersburg, Russia through the issuance of 703,750 shares of the Company's common stock.

Igor R. Razboff and Dale R. DeSharone, previously President and Vice President of AMI, collectively owned approximately 96% of the stock of AMI. In connection with the acquisition, each of them holds 337,500 shares or 6.98% of the Company's outstanding stock as of June 14, 1996. Mr. Razboff and Mr. DeSharone have entered into employment agreements with the Company, serving as Vice President, Consumer Production and Executive Producer, respectively, through March 1998. (See "Employment Agreements").

During fiscal year 1995, the Company purchased $338,100 in services from AMI. The related transactions were entered into in the ordinary course of business and eliminated as intercompany transactions in the Company's consolidated financial statements.

Other Transactions

In April 1992, the Company entered into a financial consulting agreement with Bernard M. Frank, a director of the Company. Mr. Frank was granted an option to purchase 25,000 shares of Common Stock at $6.375 per share, fair market value on the date of grant. The option expires in April 1997.

In June 1996 and pursuant to a consulting agreement, Philip R. Redmond, a director of the Company, was granted an option to purchase 15,000 shares of Common Stock at $4.66 per share, fair market value on the date of grant. The option vests in 5,000 increments in June 1996, 1997, and 1998 and expires in September 1998.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (SEC). Directors, officers, and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports filed.

Based solely on a review of Section 16(a) reports and written representations that Form 5 reports were not required, all fiscal year 1996 forms were filed on a timely basis.

COMPENSATION OF DIRECTORS

Under the terms of the Company's Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-Employee Directors ("the Director Plan"), each non-employee director is granted an option to purchase 15,000 shares of common stock upon initial election to the Company's Board of Directors and on the date of each subsequent annual meeting of shareholders at which the director is elected or re-elected to serve on the Board of Directors. The purchase price per share of Common Stock under options pursuant to the Plan is equal to the market price of the Company's Common Stock on the date of grant. Options granted under the plan are exercisable for a five year period from the date of grant, may be exercised only by the individual to whom issued, and only while serving as a non-employee director of the Company or within the thirty day period following resignation or other termination of service for any reason other than death.

Upon shareholder approval of the Amendment to the Director Plan, the expiration of options following a director's resignation or other termination of service will be extended. (See "Proposal Two: Amendment to the Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-Employee Directors" below.)

            PROPOSAL TWO: AMENDMENT TO THE AMENDED AND RESTATED 1992 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

General

The Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-employee Directors ("the Director Plan") was adopted by the Company's Board of Directors on May 23, 1995 and approved by the Company's shareholders on

September 7, 1995. The description of the Director Plan set forth below is qualified in its entirety by the terms and conditions of the Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-employee Directors.

The purpose of the Director Plan is to attract and retain highly qualified non-employee directors by encouraging such directors of the Company to acquire a proprietary stake in the Company and its future growth. There are 300,000 shares of Common Stock authorized for issuance upon exercise of stock options granted under the Director Plan. Should any options granted under the Director Plan not be exercised, in whole or in part, in the time allowed for such exercise, the shares of Stock relating to such lapsed options shall again be available for issuance under the Director Plan.

Under the terms of the Director Plan, each non-employee director is granted an option to purchase 15,000 shares of Common Stock upon initial election to the Company's Board and on the date of each subsequent annual meeting of shareholders at which the director is elected or re-elected to serve on the Board of Directors. The purchase price per share of stock under options pursuant to the Director Plan is equal to the market price of the stock on the date of grant. Each option granted under the Director Plan fully vests as of the date of grant and is exercisable for a five year period from the date of grant. Pursuant to Rule 16b3(c)(1) however, no option granted under the Director Plan may be exercised during the six month period immediately following the date of grant. Options granted under the Director Plan may be exercised only by the individual to whom issued and only during the period in which serving as a non-employee director of the Company or within the thirty day period following his or her resignation or other termination of such service for any reason other than death. Subject to the terms and conditions, and within the limitations of the Director Plan, the members of the Board of Directors who are not eligible to participate in the Director Plan may modify, extend or renew outstanding options granted under the Director Plan and accept the surrender and cancellation of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor or options as amended.

In the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination, exchange of shares or stock dividend of the stock or shares convertible into the stock or similar corporate action, the number and class of shares of stock available pursuant to the Director Plan and any options granted pursuant to the Director Plan, together with the option prices, shall be adjusted by appropriate modifications to the Director Plan and in any options outstanding pursuant to the Director Plan.

The Company's Board of Directors may at any time suspend or discontinue the Director Plan, but no amendment shall be authorized without shareholder approval which (i) materially increases the benefits accruing to participants under the Director Plan; (ii) materially increases the number of securities which may be issued under the Director Plan, except as otherwise provided for in the Director Plan; or (iii) materially modifies the requirements as to eligibility for participation in the Director Plan. The Director Plan shall terminate in September 2005 unless it shall have been sooner terminated by reason of there having been granted and fully exercised options covering the entire 300,000 shares of stock subject to the Director Plan. Upon such termination, no further options may be granted under the Director Plan.

Federal Income Tax Consequences

Optionee -- An optionee will not recognize any taxable income at the time a non-qualified stock option is granted. However, upon exercise of such, the optionee will include in income an amount equal to the difference between the fair market value of the shares on the date of exercise and the amount paid for the stock upon exercise of the option. This amount will be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as a capital gain or loss.

Company -- The Company will be entitled to a deduction in connection with the exercise of a non-qualified stock option to the extent that the optionee recognizes ordinary income and the Company withholds federal income taxes.

Proposed Amendment

In June 1996, the Board of Directors adopted, subject to shareholder approval, an amendment to the Director Plan which deletes the limitation that options granted under the Director Plan expire thirty days after resignation or other termination of service for any reason other than death (the "Amendment").

In addition to other conforming modifications, section six of the Director Plan, "Duration of Option," would be amended to read: "Each Option granted hereunder may be exercised only by the individual to whom it is issued. An Option granted hereunder shall be effective upon the Date of Grant, and shall be exercisable for a five year period (the "Option Period") from the Date of Grant; provided, however, that no Option granted hereunder may be exercised during the six month period immediately following the Date of Grant pursuant to Rule 16b-3(c)(1). If such holder dies before fully exercising any portion of an Option then exercisable, such Option may be exercised by such holder's legal representative's, heir(s) or devisee(s) at any time within the six (6) month period following his or her death."

Upon shareholder approval of the Amendment, Bernard J. Luskin, who is not nominated for reelection to the Board of Directors, will have until September 6, 2000 to exercise options, granted under the Director Plan, to purchase 52,500 shares of Common Stock at $3.92 per share. Directors Bernard M. Frank, Nico B.M. Letschert and Philip R. Redmond would have until September 6, 2000 to exercise options, granted under the Director Plan, to purchase 52,500, 40,000, and 15,000 shares of Common Stock, respectively, at $3.92 per share. Further, should Messrs. Frank, Letschert, and Redmond be reelected to the Board of Directors at the 1996 Annual Meeting of Shareholders, each will receive an option to purchase 15,000 additional shares of Common Stock which will expire in August 2001.

As of June 14, 1996, the fair market value of the Company's Common Stock underlying options granted under the Director Plan was $3.75 per share and six Directors were eligible to participate under the Director Plan.

An affirmative vote by the holders of a majority of shares present or represented and entitled to vote at the 1996 Annual Meeting of Shareholders in person or by proxy and voting thereon shall approve the Amendment to the Director Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1992 NON-QUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

EXECUTIVE OFFICERS

INFORMATION CONCERNING EXECUTIVE OFFICERS

Executive officers of the Company are bound by employment agreements through March 1998 and serve subject to the bylaws of the Company. See "Employment Agreements".

Executive Officers and Key Employees

Robert I. Bogin, President and Chief Executive Officer -- See information disclosed under "Principal Occupations and Directorships Held by Nominees."

Catherine K. Hoopes, Chief Financial Officer since October 1991 and Secretary/Treasurer since December 1991, 32. After graduating with honors and a B.S. in Accounting, Ms. Hoopes joined KPMG Peat Marwick's Washington, D.C. audit practice in 1986. She came to Capitol Multimedia, Inc. in December 1989, serving as Controller, and took the Company public in April 1992. Ms. Hoopes is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants and the District of Columbia Institute of Certified Public Accountants.

Igor R. Razboff, Vice President of Consumer Production -- See information disclosed under "Principal Occupations and Directorships Held by Nominees."

Dale R. DeSharone, Executive Producer and Director, New Products since February 1995, 40. Before joining the Company in February 1995, Mr. DeSharone was Executive Producer and Vice President of Product Development of Animation Magic, Inc. He served as Manager and Executive Producer of Spinnaker Software, Inc.'s CD-i division from 1987 to 1991 and managed his own software production company from 1981 to 1986. Mr. DeSharone taught in California public schools before beginning his career as an educational software producer. In addition to having multiple subjects teaching credentials, Mr. DeSharone holds a degree in video and film production.

Boris Bigoulaev, President -- AOZT "AMI" since October 1993, 44. Before joining AOZT "AMI", the Company's subsidiary located in St. Petersburg, Russia, Mr. Bigoulaev was responsible for overseeing the programming group at the Mining and Metallurgical Institute in Valdikavkaz, Russia from 1992 until 1993. From 1988 to 1992 Mr. Bigoulaev was a Senior Professor in the Department of Mathematics and Physics at the Military Commander College in Vladikavkaz and a Senior Lecturer in the Mathmatics Department of the Military Engineering College in St. Petersburg from 1980 until 1988. Mr. Bigoulaev holds a master's degree from the Central Economico-Mathematical Institute in St. Petersburg and a Ph.D. in Mathmatics from the Vladikavkaz University.

EXECUTIVE COMPENSATION

The following table sets forth compensation of the Company's executive officers who earned greater than $100,000 during fiscal year 1996 ("Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                            ANNUAL COMPENSATION                   ------------
                                             --------------------------------------------------    SECURITIES
                 NAME AND                    FISCAL                              OTHER ANNUAL      UNDERLYING       ALL OTHER
            PRINCIPAL POSITION                YEAR    SALARY ($)   BONUS ($)   COMPENSATION ($)   OPTIONS (#)    COMPENSATION ($)
- -------------------------------------------  ------   ----------   ---------   ----------------   ------------   ----------------
Robert I. Bogin............................   1996      167,500      32,000           --             250,000(2)        5,799(3)
President and CEO                             1995      167,500          --           --                  --           4,451
                                              1994      141,094      26,875           --                  --           3,460

Igor R. Razboff(1).........................   1996      125,000      62,500           --                  --             700(4)
V.P., Consumer Products                       1995      110,425          --           --              50,000              --

Dale R. DeSharone(1).......................   1996      125,000      25,000           --                  --              --
Executive Producer & Director, New Products   1995      110,425          --           --              50,000              --

Catherine K. Hoopes........................   1996       96,000      19,000           --             102,176(5)        1,651(6)
Chief Financial Officer &                     1995       82,785       8,278           --                  --           1,196
  Secretary/Treasurer                         1994       75,250      15,050           --                  --           1,630


(1) Joined the Company on February 13, 1995 in connection with the Company's acquisition of Animation Magic, Inc. ("AMI"). Compensation from April 1, 1994 to February 13, 1995 was paid by AMI and is included in this table.

(2) Includes options to purchase 100,000 shares of Common Stock which were previously granted: However, repriced during fiscal year 1996.

(3) Consists of a $3,854 matching contribution under the Company's 401(k) Retirement Plan and a $1,945 term life insurance premium.

(4) Consists of a term life insurance premium.

(5) Includes options to purchase 32,176 shares of Common Stock which were previously granted: However, repriced during fiscal year 1996.

(6) Consists of a $1,411 matching contribution under the Company's 401(k) Retirement Plan and a $240 term life insurance premium.

OPTIONS

The following table sets forth fiscal year 1996 option grants, and repricings, to Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         NUMBER OF SECURITIES    PERCENT OF TOTAL OPTIONS
                                              UNDERLYING           GRANTED TO EMPLOYEES      EXERCISE OR    EXPIRATION
                 NAME                      OPTIONS GRANTED          DURING FISCAL YEAR       BASE PRICE        DATE
- --------------------------------------   --------------------    ------------------------    -----------    ----------
Robert I. Bogin.......................           25,000                    3.76%                $3.96         3/31/00
                                                 25,000                    3.76%                $3.96         3/31/01
                                                100,000                   15.04%                $3.96         3/30/02
                                                100,000(1)                15.04%                $3.96         3/31/03

Catherine K. Hoopes...................            1,172                     .18%                $3.96         4/01/97
                                                  1,004                     .15%                $3.96         4/01/98
                                                 15,000                    2.26%                $3.96         3/31/00
                                                 15,000                    2.26%                $3.96         3/31/01
                                                 15,000                    2.26%                $3.96         2/02/03
                                                  7,500                    1.13%                $3.96         3/31/03
                                                  7,500                    1.13%                $3.96         3/31/04
                                                 40,000(1)                 6.02%                $3.75         3/31/05

(1) Option vests in two equal increments on April 1, 1997 and April 1, 1998. To the extent not vested, options become fully vested and exercisable upon a change in control of the Company.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

The following table sets forth March 31, 1996 unexercised options and corresponding option values for Executive Officers:

                                                                   NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                    UNDERLYING OPTIONS          IN-THE-MONEY OPTIONS
                                                                     AT MARCH 31, 1996            AT MARCH 31, 1996
                                  SHARES ACQUIRED     VALUE      -------------------------    -------------------------
             NAME                   ON EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
- -------------------------------   ---------------    --------    -------------------------    -------------------------
Robert I. Bogin................        1,902          $3,414          125,000/125,000              $20,250/$20,250
Igor R. Razboff................           --              --                0/ 50,000                   $0/     $0
Dale R. DeSharone..............           --              --                0/ 50,000                   $0/     $0
Catherine K. Hoopes............        2,162          $2,259           47,176/ 55,000               $7,643/$17,430

EMPLOYMENT AGREEMENTS

ROBERT I. BOGIN

The Company entered into an employment agreement with Robert I. Bogin, its President and Chief Executive Officer, effective through March 1998. Under the agreement, Mr. Bogin currently receives an annual salary of $197,500. He is eligible for fiscal year raises and annual bonuses of up to 20% of his base salary as granted by the Board of Directors in its sole discretion. The Company pays for all of Mr. Bogin's medical benefits, including any deductibles, under current health plans and receives a $6,000 annual automobile allowance. During the term of his employment, Mr. Bogin receives a $1,000,000 term life insurance policy paid for by the Company. In March 1992 and April 1995, Mr. Bogin was granted non-qualified stock options for the purchase of 100,000 and 50,000 shares of Common Stock at $5.125 and $6.25 per share, respectively. The option to purchase 100,000 shares is non-transferable and expires in March 2002 or 60 days after termination of employment, whichever occurs earlier. The option to purchase 50,000 shares is also non-transferable and expires in two equal increments in March 2000 and March 2001 or 90 days after termination of employment, whichever occurs earlier. In September 1995, the exercise price relating to these options to purchase 150,000 shares was adjusted to $3.96. In adjusting the exercise price per share, the Compensation Committee of the Board of Directors recognized the Company's strategic turn around and the demotivational aspect of the decline in the Company's stock price. Mr. Bogin was also granted a non-qualified stock option to purchase 100,000 shares of Common Stock in September 1995. This option is non-transferable, vests in two equal increments in April 1997 and April 1998, and expires in March 2003. Mr. Bogin can be dismissed for cause without entitlement to severance and without cause with severance equal to outstanding wages and benefits to the conclusion of the term of the contract or one year from date of termination (except as to the stock options as described above), whichever is later. If the Company is taken over, sold, or involved in a merger or acquisition of any kind under which a new controlling interest or owner exists, Mr. Bogin shall remain in the same position with the same job responsibilities, duties, and benefits for a period of three years subsequent to the sale, merger, acquisition, or takeover. If his responsibilities, duties, or benefits are modified without his consent by the new owner or controlling interest, he shall receive a lump sum severance payment equal to three years base salary in effect at the time of such modification.

IGOR R. RAZBOFF

In February 1995, the Company entered into an employment agreement with Igor R. Razboff, former President and Chief Executive Officer of Animation Magic, Inc., whereby Mr. Razboff will serve as the Company's Vice President, Consumer Production through March 1998. Under the agreement, Mr. Razboff currently receives an annual salary of $135,000. He is eligible for fiscal year raises and annual bonuses of up to 50% of his base salary as granted by the President in his sole discretion. The Company pays for Mr. Razboff's health insurance premiums under current medical plans and during the term of his employment, he receives a $500,000 term life insurance policy paid for by the Company. In addition, Mr. Razboff was granted a non-transferable, non-qualified stock option for the purchase of 50,000 shares of common stock at $6.25 per share. The option vests in March 1998 and expires in March 2003 or 90 days after termination of employment, whichever occurs earlier. Mr. Razboff can be dismissed for cause without entitlement to severance and without cause with severance equal to outstanding wages and benefits to the conclusion of the term of the contract or one year from date of termination (except as to the stock option as described above), whichever is later. If the Company is taken over, sold, or involved in a merger or acquisition of any kind under which a new controlling interest or owner exists, Mr. Razboff shall remain in the same position with the same job responsibilities, duties, and benefits for a period of three years subsequent to the sale, merger, acquisition, or takeover. If his responsibilities, duties, or benefits are modified without his consent by the new owner or controlling interest, he shall receive a lump sum severance payment equal to three years base salary in effect at the time of such modification.

DALE R. DESHARONE

In February 1995, the Company entered into an employment agreement with Dale R. DeSharone, former Executive Producer and Vice President of Product Development of Animation Magic, Inc., whereby Mr. DeSharone will serve as the Company's Executive Producer and Director, New Products through March 1998. Under the agreement, Mr. DeSharone currently receives an annual salary of $130,000. He is eligible for fiscal year raises and annual bonuses of up to 20% of his base salary as granted by the Vice President, Consumer Production in his sole discretion. The Company pays for Mr. DeSharone's health insurance premiums under current medical plans. In addition, Mr. DeSharone was granted a non-transferable, non-qualified stock option for the purchase of 50,000 shares of common stock at $6.25 per share. The option vests in March 1998 and expires in March 2003 or 90 days after termination of employment, whichever occurs earlier. Mr. DeSharone can be dismissed for cause without entitlement to severance and without cause with severance equal to outstanding wages and benefits to the conclusion of the term of the contract or one year from date of termination (except as to the stock option as described above), whichever is later. If the Company is taken over, sold, or involved in a merger or acquisition of any kind under which a new controlling interest or owner exists, Mr. DeSharone shall remain in the same position with the same job responsibilities, duties, and benefits for a period of three years subsequent to the sale, merger, acquisition, or takeover. If his responsibilities, duties, or benefits are modified without his consent by the new owner or controlling interest, he shall receive a lump sum severance payment equal to three years base salary in effect at the time of such modification.

CATHERINE K. HOOPES

The Company entered into an employment agreement with Catherine K. Hoopes, its Chief Financial Officer and Secretary/Treasurer, effective through March 1998. Under the agreement, Ms. Hoopes currently receives an annual salary of $105,000. She is eligible for fiscal year raises and annual bonuses of up to 20% of her base salary as granted by the President in his sole discretion. The Company pays for Ms. Hoopes' health insurance premiums under current medical plans. In addition, during the remaining term of the agreement, Ms. Hoopes receives a $6,000 annual automobile allowance and a $250,000 term life insurance policy paid for by the Company. In February 1993 Ms. Hoopes was granted a nonqualified stock option to purchase 30,000 shares of Common Stock at prices ranging from $5.125 to $7.50 per share. The option expires in various increments during 2003 and 2004. In April 1995, Ms. Hoopes was granted a non-qualified stock option to purchase 30,000 shares of Common Stock at $6.25 per share. The option expires in two equal increments in March 2000 and March 2001. In September 1995, the exercise price relating to these options to purchase 60,000 shares was adjusted to $3.96. In adjusting the exercise price per share, the Compensation Committee of the Board of Directors recognized the Company's strategic turn around and the demotivational aspect of the decline in the Company's stock price. Ms. Hoopes was also granted a non-qualified stock option to purchase 40,000 shares of Common Stock in April 1995. This option vests in two equal increments in April 1997 and April 1998 and expires in March 2005. All options are non-transferable and expire the earlier of 90 days after termination of employment or the option expiration date. Ms. Hoopes can be dismissed for cause without entitlement to severance and without cause with severance equal to outstanding wages and benefits for one year from date of termination (except as to the stock options as described above). If the Company is taken over, sold, or involved in a merger or acquisition of any kind under which a new controlling interest or owner exists, Ms. Hoopes shall remain in the same position with the same job responsibilities, duties, and benefits for a period of one year subsequent to the sale, merger, acquisition, or takeover. If her responsibilities, duties, or benefits are modified without her consent by the new owner or controlling interest, she shall receive a lump sum severance payment equal to one years base salary in effect at the time of such modification.

             PROPOSAL THREE: AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1991 NON-QUALIFIED EMPLOYEE STOCK OPTION PLAN

General

The Amended and Restated 1991 Non-Qualified Employee Stock Option Plan ("the Employee Plan") was adopted by the Company's Board of Directors on July 20, 1993 and approved by the Company's shareholders on September 28, 1993. The description of the Employee Plan set forth below is qualified in its entirety by the terms and conditions of the Amended and Restated 1991 Non-Qualified Employee Stock Option Plan.

The purpose of the Employee Plan is to further promote the interests of the Company by enhancing the Company's ability to attract, motivate and retain new and existing employees and consultants and to encourage the highest level of performance by providing these employees and consultants with a proprietary interest in the Company's growth and financial success through grants of stock options and shares of restricted stock. There are 616,000 shares of Common Stock authorized for issuance upon exercise of stock options granted under the Employee Plan. At June 14, 1996, options to purchase 431,716 and 54,954 shares were outstanding and available for grant under the Employee Plan, respectively. Should any options granted under the Employee Plan not be exercised, in whole or in part, in the time allowed for such exercise, the shares of Stock relating to such lapsed options shall again be available for issuance under the Employee Plan.

The Employee Plan is administered by a committee which consists of at least two persons, each of whom are members of the Company's Board of Directors and have not been awarded an option or restricted stock pursuant to the Employee Plan within one year prior to service on the committee. The committee has complete authority to adopt, amend or rescind procedures relating to the Employee Plan. The committee determines when Employee Plan awards are granted, selects optionees and participants, determines the number of shares subject to each Employee Plan award, and prescribes the terms of such awards.

The purchase price per share of stock under options pursuant to the Employee Plan is equal to the fair market value of the stock on the date of grant. Options shall terminate on the date the optionee ceases to be an employee or consultant of the company in the event the optionee is terminated for cause (as determined in the sole discretion of the committee). If terminated other than for cause, options under the Employee Plan expire 90 days after termination of the optionee. Options granted under the Employee Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and are not assignable by operation of law or subject to execution, attachment, or similar process.

If the Company is the surviving corporation in a merger, consolidation, or other reorganization, the holder of an option under the Employee Plan shall be entitled to receive an option to purchase the same number of shares in the surviving corporation that a holder of a corresponding number of shares will be entitled to receive under the terms of the merger, consolidation, or other reorganization. If the Company dissolves, sells substantially all of its assets, is acquired in stock for stock or securities exchange, or is party to a merger, consolidation, or other reorganization in which it is not the surviving corporation, then each option granted under the Employee Plan shall be exercisable in full for a period of sixty days commencing upon shareholder approval (or Board of Directors approval, if shareholder action is not required) of the transaction.

The Company's Board of Directors may at any time suspend or terminate the Employee Plan or amend it in any respect provided however, that without the approval of shareholders no amendment may (i) change the number of shares of Common Stock subject to the Employee Plan, (ii) change the class of persons eligible to receive options or restricted stock under the Employee Plan, or
(iii) materially increase the benefits accruing to participants under the Employee Plan. No amendment, suspension, or termination of the Employee Plan shall, without the consent of the participant, alter, terminate, impair, or adversely affect any right or obligation under any option previously granted under or made part of the Employee Plan. The Employee Plan shall terminate in September 2003.

Federal Income Tax Consequences

Grant -- An optionee does not recognize any income tax and the Company is not entitled to a deduction upon the grant of a non-qualified stock option.

Exercise -- Generally, upon the exercise of a stock option the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company is entitled to a deduction in connection with the exercise of a non-qualified stock option to the extent that the optionee recognizes ordinary income and the Company withholds federal income taxes.

Proposed Amendment

In June 1996, the Board of Directors adopted, subject to shareholder approval, an amendment to the Amended and Restated 1991 Non-Qualified Employee Stock Option Plan (the "Employee Plan") increasing the number of shares available under the Employee Plan from 616,000 to 1,500,000 (the "Amendment"). The Board believes that in order for the Company to continue to attract and retain qualified employees and consultants, it must continue to provide suitable incentive compensation, including stock options. It is therefore necessary to increase the number of shares of Common Stock available for issuance under the Employee Plan.

In addition to other conforming modifications, paragraph (a) of section three of the Employee Plan, "Shares of Common Stock Subject to the Plan," would be amended to increase the number of shares available for issuance under the Employee Plan from 616,000 to 1,500,000.

As of June 14, 1996, the fair market value of the Company's Common Stock underlying options granted under the Employee Plan was $3.75 per share. Approximately 30 employees and consultants were eligible to participate under the Employee Plan at June 14, 1996.

An affirmative vote by the holders of a majority of shares present or represented and entitled to vote at the 1996 Annual Meeting of Shareholders in person or by proxy and voting thereon shall approve the Amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1991 NON-QUALIFIED EMPLOYEE STOCK OPTION PLAN.

      PROPOSAL FOUR: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

The Company's Certificate of Incorporation, as amended ("Certificate") presently authorizes the issuance of 10,000,000 shares of Common Stock, par value $.10 per share. In June 1996, the Board of Directors authorized an Amendment to the Certificate, subject to shareholder approval, to increase the authorized number of shares of Common Stock to 25,000,000.

As of June 14, 1996, 5,657,153 shares of Common Stock were issued (of which 4,832,065 shares were outstanding and 825,088 shares were held in the Company's treasury) and 1,694,915 shares were reserved for issuance under the Company's employee and non-employee director stock option plans and various employment arrangements, leaving a balance of 2,647,932 authorized, unissued, and unreserved shares of Common Stock. Should the shareholders approve proposal three, an amendment to the Company's Amended and Restated 1991 Non-Qualified Employee Stock Option Plan (the "Employee Plan") which increases the aggregate number of authorized shares of common stock issuable under the Employee Plan from 616,000 to 1,500,000, a balance of 1,763,932 authorized, unissued, and unreserved shares of Common Stock would remain.

The purpose of the proposed amendment is to retain the necessary flexibility for future issuances of stock for general corporate purposes, including, but not limited to, issuances under employee and non-employee benefit plans, stock dividends and splits, offerings to raise capital, and acquisitions of companies or business properties. Upon receipt of shareholder approval, all 15,000,000 additional authorized shares would be issuable at the discretion of the Board of Directors under circumstances the Board believes to be in the best interest of the Company and without further action by the shareholders, unless such action is required by the Certificate of Incorporation or By-Laws of the Company, or by applicable law. The Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing shareholders. To the extent additional authorized shares are issued in the future, except in the case of stock dividends or stock splits, such issuances will have a dilutive effect on the voting power of existing shareholders and may, depending on the particular circumstances, result in dilution to the Company's earnings per share.

The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. The holders of Common Stock do not presently have pre-emptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed for authorization.

The issuance of additional shares of Common Stock could be used to make a change in control of the Company more difficult. The Board of Directors could cause such shares to be issued to holders who might side with the Board in opposing a takeover bid the Board determines is not in the best interest of the Company and its shareholders. In addition, the availability of the additional shares might discourage an attempt by another person or entity to acquire control of the Company through acquisition of a substantial number of shares of Common Stock, since the issuance of such shares could dilute the stock ownership of such person or entity.

In addition to other conforming modifications, the FOURTH article of the Company's Certificate would be amended to read "FOURTH: The total number of shares which the Corporation shall have the authority to issue is 25,000,000. The par value of each such share is $.10. All such shares are of one class and are shares of Common Stock."

An affirmative vote by holders of a majority of shares present or represented and entitled to vote at the Annual Meeting in person or by proxy and voting thereon shall approve the amendment to the Company's Certificate of Incorporation increasing the number of authorized shares of Common Stock from 10,000,000 to 25,000,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

             PROPOSAL FIVE: RATIFICATION OF INDEPENDENT ACCOUNTANTS

Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Ernst & Young LLP, Certified Public Accountants, to audit the Company's financial statements for the 1997 fiscal year. Ernst & Young has audited the Company's fiscal year financial statements since 1992.

Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions presented at the Meeting.

An affirmative vote by holders of a majority of shares present or represented and entitled to vote at the Annual Meeting in person or by proxy and voting thereon shall ratify the reappointment of Ernst & Young LLP as the Company's independent accountants for the 1997 fiscal year. Ratification of independent public accountants is not required to be submitted to a vote of the shareholders. Should the shareholders not ratify this reappointment, the appointment of other independent accountants will be considered by the Audit Committee of the Board of Directors.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received on or before March 31, 1997 to be considered for inclusion in the Company's Proxy Statement and Form of Proxy relating to that meeting. Proposals should be sent to Capitol Multimedia, Inc., Attention:
Corporate Secretary, 7315 Wisconsin Avenue, Suite 800E, Bethesda, MD 20814.

By Order of the Board of Directors,

/s/ CATHERINE K. HOOPES

Catherine K. Hoopes
Secretary

Bethesda, Maryland
July 17, 1996

                        [CAPITOL MULTIMEDIA, INC. LOGO]

                  THE AMENDED AND RESTATED 1991 NON-QUALIFIED
              CAPITOL MULTIMEDIA, INC. EMPLOYEE STOCK OPTION PLAN

         The following amends and restates the 1991 Non-Qualified Capitol Multimedia, Inc. Employee Stock Option Plan in its entirety.

1.       Purpose of the Plan.

         The purpose of the 1991 Non-Qualified Stock Option Plan of Capitol Multimedia, Inc., a Delaware corporation (the "Company"), is to further promote the interests of the Company by enhancing the Company's ability to attract, motivate and retain new and existing employees and consultants and to encourage the highest level of performance by providing these employees and consultants with a proprietary interest in the Company's growth and financial success through grants of stock options and shares of restricted stock in the future.


2.       Definitions.

         (a) "Board" shall mean the board of directors of the Company, as duly elected from time to time.

         (b) "Change in Control" shall be deemed to have occurred at such time as either (i) the Company is merged or consolidated with or into another entity (the "Merger Partner") and as a result of such merger or consolidation less than fifteen percent (15%) of the outstanding voting securities of the surviving or resulting entity shall be beneficially owned in the aggregate, either directly or indirectly, by the stockholders of the Company immediately prior to the effective date of such merger or consolidation, or (ii) in the event that any person, other than the Company, a wholly-owned subsidiary of the Company, an employee benefit plan of the Company or one of its subsidiaries, or an officer or director of the Company or an affiliate of an officer or director, becomes the beneficial owner of fifty percent (50%) or more of the Company's Common Stock.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and as interpreted by the regulations thereunder.

         (d) "Committee" shall mean the Compensation Committee of the Company, or such other committee as may be appointed by the Board from time to time.

         (e) "Common Stock" shall mean the common stock of the Company, par value $.10 per share.

         (f) "Company" shall mean Capitol Multimedia, Inc., a Delaware corporation.

         (g) "Consultant" shall mean any individual that is expressly designated as a consultant of the Company or its Subsidiaries by the Committee in its sole discretion.

         (h) "Date of Grant" shall mean the date as of which the Committee resolves to grant an Option to an Optionee or grant Restricted Stock to a Participant, as the case may be.

         (i) "Disinterested Director" shall mean a member of the Board who is not, during the one year prior to service as an administrator under this Plan (as described in Section 4 of this Plan), granted or awarded an Option or Restricted Stock pursuant to the terms of this Plan (or any other plan of the Company or any of its Subsidiaries) except (i) participation in a formula plan meeting the conditions of Rule 16b-3(c)(2)(ii) under the Exchange Act, (ii) participation in an ongoing securities acquisition plan meeting the conditions in Rule 16b-3(d)(2)(i) under the Exchange Act, (iii) an election to receive an annual retainer fee in either cash or an equivalent amount of securities of the Company, or partly in cash and partly in securities, or (iv) that participation in this Plan shall not disqualify a director for the purpose of administering another plan that does not permit participation by the Board; provided, that the scope of the exceptions in this paragraph shall automatically be reduced or expanded to the extent that Rule 16b-3 under the Exchange Act is amended to reduce or expand the scope of the exceptions thereunder.

         (j) "Employee" shall include every individual performing services to the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code and the regulations thereunder.

         (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.

         (l) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement, but in no event less than the par value per Share.

         (m) "Fair Market Value" shall mean the average of the last trade price of the Common Stock on all domestic exchanges on which the Common Stock may at the time be listed or admitted to trading, or, if the Common Stock, shall not be so listed or admitted to trading, the average of the last trading price in the domestic over-the-counter market, in each such case averaged over a period of 20 consecutive business days prior to the day as of which Fair Market Value is being determined; provided that if the Common Stock is listed on any domestic exchange, the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If the Common Stock is neither listed or admitted to trading on any domestic exchange nor quoted in the domestic over-the counter market, the Fair Market Value shall mean the last trade price as furnished by any dealer in securities dealing in the Common Stock.

         (n) "Option" shall mean the right granted to purchase Common Stock under the Plan.

         (o)     "Optionee" shall mean a Participant who holds an Option.

         (p)     "Participants" shall mean those individuals described in
                 Section 1 of this Plan selected by the Committee who are eligible under Section 6 of this Plan for grants of either Options or Restricted Stock under this Plan.

         (q) "Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require. The scope of this definition shall automatically be reduced or expanded to the extent that Section 22(e)(3) of the Code is amended to reduce or expand the scope of the definition of Permanent and Total Disability thereunder.

         (r) "Plan" shall mean this 1991 Non-Qualified Capitol Multimedia, Inc. Employee Stock Option Plan, as amended from time to time.

         (s) "Plan Award" shall mean the grant of either an Option or Restricted Stock, as the context requires.

         (t)     "Restricted Stock" shall have that meaning set forth in
                 Section 6(a) of this Plan.

         (u) "Restricted Stock Account" shall have that meaning set forth in Section 6(a)(iii) of this Plan.

         (v) "Restricted Stock Criteria" shall have that meaning in Section 6(a)(iv) of this Plan.

         (w) "Restriction Period" shall have that meaning in Section 6(a)(v) of this Plan.

         (x) "Securities Act" shall mean the Securities Act of 1933, as amended, and as interpreted by the rules and regulations promulgated thereunder.

         (y) "Services" shall mean services rendered to the Company or any of its Subsidiaries by an Employee or Consultant, as the context requires.

         (z) "Share" shall mean one share of Common Stock, as adjusted in accordance with Sections 8 and 9 of this Plan (if applicable).

         (aa) "Stock Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option.

         (bb) "Subsidiary" shall mean any corporation as to which more than fifty percent (50%) of the outstanding voting stock or shares shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary.

         (cc) "Vest Date" shall have that meaning in Section 6(a)(v) of this Plan.


3.       Shares of Common Stock Subject to the Plan.

         (a) Subject to the provisions of Sections 8 and 9, the aggregate number of Shares that may be issued or transferred pursuant to an exercise of Option or a grant of Restricted Stock under the Plan shall not exceed one million five hundred thousand (1,500,000) Shares. Such Shares may be either authorized, but unissued shares, or Shares issued and thereafter acquired by the Company. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan.

         (b) In the event that an Option previously granted shall for any reason expire or be terminated without being exercised in whole or in part, the unpurchased shares of Common Stock subject to the Option shall be restored to the total number of shares of Common Stock with respect to which Options may be granted under the Plan.

         (c) Plan Awards may be granted under the Plan from time to time in substitution of Options or Restricted Stock held by Consultants for thirty two thousand five hundred (32,500) Shares which were issued prior to July 20, 1993. Unless expressly stated otherwise, any provision in the Plan applying to Options or Restricted Stock granted under the Plan shall also apply to Options or Restricted Stock granted to Consultants under prior Option Agreements.


4.       Administration of the Plan.

         (a) This Plan shall be administered by the Committee, which shall consist of at least two (2) persons, each of whom shall be Disinterested Directors. The members of the Committee shall be appointed by the Board for such terms as the Board may determine. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, may be filled by the Board.

         (b) The Board shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by a majority of all Committee members, shall be valid acts of the Committee. A majority of the Committee shall constitute a quorum.

         (c) This Plan shall be administered by, or under the direction of, the Committee constituted in such a manner as to comply at all times with Rule 16b-3 (or any successor rule) under the Exchange Act. The Committee shall administer this Plan so as to comply at all times with the Exchange Act and, subject to the Code, shall otherwise have absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business including without limitation the authority to take the following actions:

                 (i)      To interpret this Plan and to apply its provisions;

                 (ii) To adopt, amend or rescind rules, procedures and forms relating to this Plan;

                 (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

                 (iv) To determine when Plan Awards are to be granted under this Plan;

                 (v)      To select the Optionees and Participants;

                 (vi) To determine the number of Shares to be made subject to each Plan Award;

                 (vii) To prescribe the terms, conditions and restrictions of each Plan Award, including without limitation the Exercise Price of an Option;

                 (viii) To amend any outstanding Stock Option Agreement or the terms, conditions and restrictions of a grant of Restricted Stock, subject to applicable legal restrictions and the consent of the Optionee or Participant, as the case may be, who entered into such agreement;

                 (ix) To establish procedures so that an Optionee may obtain a loan through a registered broker-dealer under the rules and regulations of the Federal Reserve Board, for the purpose of exercising an Option;

                 (x) To establish procedures for an Optionee (1) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Exercise Price, and (2) to exercise a portion of an Option by delivering that number of Shares already owned by an Optionee having a Fair Market Value which shall equal the partial Exercise Price and to deliver the Shares thus acquired by such Optionee in payment of Shares to be received pursuant to the exercise of additional portions of the Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares in payment of the Exercise Price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

                 (xi) To establish procedures whereby a number of Shares may be withheld from the total number of Shares to be issued upon exercise of an Option, to meet the obligation of withholding for federal and state income and other taxes, if any, incurred by the Optionee upon such exercise; and

                 (xii) To take any other actions deemed necessary or advisable for the administration of this Plan.

                          All interpretations and determinations of the Committee made with respect to the granting of Plan Awards shall be final, conclusive, and binding on all interested parties. The Committee may make grants of Plan Awards on an individual or group basis. No member of the Committee shall be liable for any action that is taken or is omitted to be taken if such action or omission is taken in good faith with respect to this Plan or grant of any Plan Award.

         (d) The Committee may in its sole discretion require as a condition to the granting of any Plan Award, that a Participant agree not to sell or otherwise dispose of a Plan Award, any Shares acquired pursuant to a Plan Award or any other "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) for a period of six (6) months following the later of (i) the date of the grant of such Plan Award, or (ii) the date when the Exercise Price of an Option is fixed if such Exercise Price is not fixed on the Date of Grant.

         (e) The Committee may in its sole discretion designate officers or employees of the Company to assist the Committee in the administration of the Plan and to execute documents on behalf of the Committee, and the Committee may delegate to such officers and employees such other ministerial and limited discretion duties as it sees fit.


5.       Eligibility.

         (a) Options and/or Restricted Stock may be granted under the Plan to any Employee or Consultant (including Employees who are also directors of the Company); provided, however, that no person shall be eligible for any Plan Awards if the granting of a Plan Award to such person would prevent the satisfaction by this Plan of the general exemptive conditions of Rule 16b-3 under the Exchange Act. Determinations by the Committee as to the identity of the persons to whom Options shall be granted hereunder shall be conclusive. Directors who are also Employees shall not be eligible to receive Options under both employee and director's plans.

         (b)     [Intentionally omitted.]


6.       Restricted Stock.

         (a) The Committee shall have the authority to grant to Participants certain Shares that are subject to certain terms, conditions and restrictions (the "Restricted Stock"). The Restricted Stock may be granted by the Committee either separately or in combination with Options. The terms, conditions and restrictions of the Restricted Stock shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of Restricted Stock shall require the Participant to remain an Employee of (or otherwise provide Services to) the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant. The granting, vesting and issuing of the Restricted Stock shall also be subject to the following provisions:

                 (i) Restricted Stock shall be granted to Participants for Services rendered and at no additional cost to Participant; provided, however, that the value of the Services performed must, in the opinion of the Committee, equal or exceed the par value of the Restricted Stock to be granted to the Participant.

                 (ii) The Company shall establish a restricted stock account (the "Restricted Stock Account") for each Participant to whom Restricted Stock is granted, and such Restricted Stock shall be credited to such account. No certificates will be issued to the Participant with respect to the Restricted Stock until the Vest Date as provided herein. Every credit of Restricted Stock under this Plan to a Restricted Stock Account shall be considered "contingent" and unfunded until the Vest Date. Such contingent credits shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" as provided herein. Such accounts shall be subject to the general claims of the Company's creditors. The Participant's rights to the Restricted Stock Account shall be no greater than that of a general creditor of the Company. Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the Participants and the Company, the Board or the Committee.

                 (iii) The terms, conditions and restrictions of the Restricted Stock shall be determined by the Committee on the Date of Grant. The Restricted Stock may not be sold, assigned, transferred, redeemed, pledged or otherwise encumbered during the period in which the terms, conditions and restrictions apply (the "Restriction Period"). More than one grant of Restricted Stock may be outstanding at any one time, and the Restriction Periods may be of different lengths. Receipt of the Restricted Stock is conditioned upon satisfactory compliance with the terms, conditions and restrictions of this Plan and those imposed by the Committee.

                 (iv) At the time of each grant of Restricted Stock, the Committee in its sole discretion may establish certain criteria to determine the times at which restrictions placed on Restricted Stock shall lapse (i.e., the termination of the Restriction Period), which criteria may include, without limitation, performance measures, targets and holding period requirements (the "Restricted Stock Criteria"). The Committee may establish a corresponding relationship between the Restricted Stock Criteria and (i) the number of Shares of Restricted Stock that may be earned, and (ii) the extent to which the terms, conditions and restrictions on the Restricted Stock shall lapse. Restricted Stock Criteria may vary among grants of Restricted Stock; provided, however, that once the Restricted Stock Criteria are established for a grant of Restricted Stock, the Restricted Stock Criteria shall not be modified with respect to such grant.

                 (v) On the date the Restriction Period terminates, the Restricted Stock shall vest in the Participant (the "Vest Date"), who may then require the Company to issue certificates evidencing the Restricted Stock credited to the Restricted Stock Account of such Participant.

                 (vi) The Committee may provide from time to time that amounts equivalent to dividends shall be payable with respect to the Restricted Stock held in the Restricted Stock Account of a Participant. Such amounts shall be credited to the Restricted Stock Account and shall be payable to the Participant on the Vest Date.

                 (vii) If a Participant (x) with the consent of the Committee, ceases to be an Employee or Consultant of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries, or (y) dies or suffers from Permanent and Total Disability, the vesting or forfeiture (including without limitation the terms, conditions and restrictions) of any grant under this Section 6 shall be determined by the Committee in its sole discretion, subject to any limitations or terms of this Plan. If the Participant ceases to be an Employee or Consultant of, or otherwise ceases to provide Services to, the Company or any of its Subsidiaries for any other reason, all grants of Restricted Stock under this Plan shall be forfeited (subject to the terms of this Plan).

         (b) The Committee may establish procedures by which a Participant may elect to defer the transfer of Restricted Stock to the Participant. The Committee shall determine the terms and conditions of such deferral in its sole discretion.


7.       Terms and Conditions of Options.

         (a) The purchase price of Common Stock under each Option granted under the Plan shall be the Fair Market Value of the Common Stock on the date the Option is granted.

         (b) Subject to the provision of Section 12, an Option granted under the Plan shall become exercisable at such a time as the Committee in its sole discretion shall determine and shall specify in a Stock Option Agreement to be entered into with the Participant. In servicing its discretion hereunder, the Committee may determine that all Options granted shall become exercisable immediately or that the Participant's right to exercise such Options shall vest over a period of time and in such increments as are specified by the Committee.

         (c) The exercise of Options shall be subject to the following requirements:

                 (i) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any form of consideration and method of payment allowable under this Plan. Upon the receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall be a stockholder with respect to such Shares, and the Shares shall be considered fully paid and nonassessable. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Sections 8 or 9 of this Plan. An Option may not be exercised for a fraction of a Share. Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

                 (ii) Except as provided in Subsections 7(c)(iii) and 7(c)(iv), an Option held by an Optionee shall terminate on the date the Optionee ceases to be an Employee or Consultant of the Company in the event the Optionee is terminated for cause (as determined in the sole discretion of the Committee). If the employment of the Optionee is terminated other than for cause, then the Optionee may, but only within ninety (90) days after such termination, exercise the Option to the extent that the Optionee was entitled to exercise the Option on such date; provided, however, the Committee may in its sole discretion extend such date on which the Optionee may exercise such Option. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified in this subclause, the Option shall terminate.

                 (iii)    Notwithstanding the provisions of Section 7(c)(i) and
                          (ii) above, in the event an Optionee is unable to continue to perform Services for the Company or any of its Subsidiaries as a result of such Optionee's Permanent and Total Disability, such Optionee may exercise an Option in whole or in part notwithstanding that such Option may not be fully exercisable, but only until the earlier of the date
                          (i) the Option held by the

                          Optionee expires, or (ii) twelve (12) months from the date of termination of Services due to such Permanent and Total Disability. To the extent the Optionee is not entitled to exercise an Option on such date or if the Optionee does not exercise it within the time specified herein, such Option shall terminate.

                 (iv) Upon the death of an Optionee, any Option held by an Optionee shall terminate and be of no further effect; provided, however, notwithstanding the provisions of
                          Section 7(c)(ii) above, in the event an Optionee's death occurs during the term of an Option held by such Optionee and, at the time of death, the Optionee was an Employee or Consultant, the Option may be exercised in whole or in part notwithstanding that such Option may not have been fully exercisable on the date of the Optionee's death, at any time until the earlier of the date (i) the Option held by the Optionee expires, or (ii) twelve (12) months from the date of the Optionee's death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. To the extent the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified herein, such Option shall terminate.

                 (v) If an Optionee retires at an age at which he would be eligible to receive old-age benefits under the Federal Social Security Act or retires with the consent of the Company, such Optionee's Options shall expire six (6) months after the retirement date.

         (d) Any Option granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and is not assignable by operation of law or subject to execution, attachment or similar process. Any Option granted under this Plan can only be exercised during the Optionee's lifetime by such Optionee. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Option contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Option shall be null and void and without force or effect. No transfer of the Option by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. The terms of any Option transferred by will or by the laws of descent and distribution shall be binding upon the executors, administrators, heirs and successors of Optionee.

         (e) Any Option granted hereunder shall be deemed to be granted on the Date of Grant. Written notice of the Committee's determination to grant an Option to an Employee or Consultant, evidenced by a Stock Option Agreement, dated as of the Date of Grant, shall be given to such Employee or Consultant within a reasonable time after the Date of Grant.

         (f) Within the limitations of this Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.


8.       Adjustment Provisions.

         If any subdivision or combination of shares of Common Stock or any stock dividend, capital reorganization or recapitalization occurs after the adoption of the Plan, the Committee shall make such proportionate adjustments as are appropriate in the number of shares of Common Stock that may be issued under Section 3 and in the purchase price of, and the number of shares underlying, outstanding Options in order to prevent the dilution or enlargement of the rights of any Option holder.


9.       Effect of Merger or Other Reorganization.

         If the Company shall be the surviving corporation in a merger, consolidation or other reorganization, the holder of an Option shall be entitled to receive an option to purchase the same number of shares (or a fraction of a share) in the surviving corporation that a holder of a corresponding number of shares of Common Stock will be entitled to receive under the terms of the merger, consolidation or other reorganization. If the company dissolves, sells substantially all of its assets, is acquired in a stock for stock or securities exchange, or is a party to a merger, consolidation or other reorganization in which it is not the surviving corporation, then each Option shall be exercisable in full for a period of 60 days commencing upon the date the action of the stockholders (or of the Board, if stockholder action is not required) is taken to approve the transaction, and upon the expiration of that period all Options and all rights thereto shall automatically terminate.


10.      General Provisions.

         (a) No provision of this Plan, under any Stock Option Agreement or under any grant of Restricted Stock shall be construed to give any

                 Participant any right to remain an Employee or Consultant of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Participant's service at any time, with or without cause.

         (b) As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the Securities Act or any other applicable securities laws, rules or regulations, or that such transfer has been registered under federal and all applicable state securities laws. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable federal, state or local tax owed by the Participant as the result of the receipt of a Plan Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such tax. The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any stock certificate evidencing any Shares for any reason whatsoever.

         (c) No participant shall be entitled to the rights and privileges of stock ownership relation to any shares of Common Stock underlying an Option until such Option is exercised and the shares are issued.

         (d) Each Option is personal to the grantee, is not transferable by the Participant other than by will or by the laws of descent and distribution, and is exercisable, during the Participant's lifetime, only by the Participant or his legal representative.

         (e) This Plan and any and all Stock Option Agreements and agreements relating to the grant of Restricted Stock executed in connection with this Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.


 11.     Amendment and Termination.

         (a) The Board shall have the power, in its sole discretion, to amend, suspend or terminate the Plan at any time. No such amendment shall, without approval of the stockholders of the Company, except as provided in Sections 8 and 9 or the Plan:

                 (i) change the class of person eligible to receive Options under the Plan;

                 (ii) materially increase the benefits accruing to Participants under the Plan;

                 (iii) increase the number of shares of Common Stock subject to the Plan; or

                 (iv)     amend this Section 11.

         (b) No amendment, suspension or termination of the Plan shall, without the consent of the Participant alter, terminate, impair or adversely affect any right or obligations under any Option previously granted under or made a party of the Plan.


12.      Effective Date and Duration of Plan.

         The Plan was originally adopted by the Board of Directors and took effect on October 23, 1990. This Amended and Restated Plan shall be effective as of the date of its approval and adoption by the Board of Directors subject only to the approval of the holders of a majority of the Company's Common Stock present or represented and entitled to vote at a meeting of stockholders. All Options outstanding under the Plan as of the effective date of this Amended and Restated Plan shall continue in full force and effect in accordance with their terms as granted pursuant to the Plan. No Option shall be granted under the Plan after the tenth anniversary of the effective date of the Amended and Restated Plan.

                        [CAPITOL MULTIMEDIA, INC. LOGO]

            THE AMENDED AND RESTATED 1992 NON-QUALIFIED STOCK OPTION
                        PLAN FOR NON-EMPLOYEE DIRECTORS


1.       PURPOSE

         The purpose of this Non-Qualified Stock Option Plan For Non-Employee Directors (the "Plan") is to improve the ability of CAPITOL MULTIMEDIA, INC. (the "Company") to attract and retain highly qualified non-employee directors by encouraging such directors of the Company to acquire a proprietary stake in the Company and its future growth. It is the view of the Company that it may achieve this goal by granting stock options under the Plan.

2.       OPTION SHARES

         Three hundred thousand (300,000) shares of the Common Stock of the Company, par value $.10 per share (the "Stock"), are hereby reserved for issuance upon the exercise of the stock options granted under the Plan (the "Options"). The Stock may be issued pursuant to such Options either from the Company's authorized, but unissued, Stock or from the Company's issued but not outstanding Stock (treasury stock). Should any Options granted hereunder not be exercised in the time allowed for such exercise, the shares of Stock relating to such lapsed Options shall be available for issuance pursuant to Options subsequently granted under the Plan.

3.       ELIGIBILITY

         All non-employee directors of the Company shall be eligible to receive Options under the Plan.

4.       TERMS AND CONDITIONS

         (a) Grant of Options: Subject to the provisions of the Plan, each non-employee director of the Company shall be granted an Option for the purchase of shares of Stock on each Date of Grant (as such term is defined in paragraph (c) below) occurring during such director's tenure as a director of the Company.

         (b) Option Agreement: Each Option shall be evidenced by a written agreement between the Company and the non-employee director specifying the number of shares of Stock that may be purchased by its exercise.

         (c) Date of Grant: The date on which an Option is granted to a non-employee director (the "Date of Grant") shall be: (1) the date of each annual meeting of shareholders of the Company at which a director is elected or re-elected to serve on the Board of Directors commencing with the annual meeting of shareholders for the fiscal year ended March 31, 1995, and (2) the date on which a director who is not also an employee is first elected by the Board of Directors to fill a vacancy on the Board of Directors.

         (d) Number of Shares Granted: Each non-employee director shall receive an Option to purchase 15,000 shares of Common Stock on each Date of Grant during such director's service on the Board of Director's of the Company. In addition, on the date of the annual meeting of shareholders for the fiscal year ended March 31, 1995, each director who is not also an employee of the Company and who has served as a director of the Company for at least three years as of such date shall be granted an Option to purchase 37,500 shares of Common Stock. Non-employee directors who have served between two and three years as of such date shall be granted an Option to purchase 25,000 shares of Common Stock.

         (e) Exercise of Options: Each Option issued hereunder shall be fully vested as of the Date of Grant and each Option shall be exercisable for a five year period commencing on the Date of Grant; provided, however, that no Option granted hereunder may be exercised during the six month period immediately following the Date of Grant pursuant to Rule 16b-3(c) (1).

         (f) Modification or Substitution of Options: Subject to the terms and conditions and within the limitations of the Plan, the members of the Board of Directors of the Company who are not eligible to participate in the Plan may modify, extend or renew outstanding Options granted under the Plan and accept the surrender and cancellation of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor or Options as amended.

         (g) Amendment: No amendment to this Section 5 of the Plan may be made more than once every six (6) months, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act, or the rules promulgated thereunder.

5.       OPTION PRICE

         The purchase price per share of Stock placed under an Option pursuant to this Plan (the "Option Price") shall be equal to the Market Price of the stock on the Date of Grant. "Market Price" shall mean the average of the last trade price of the Common Stock on all domestic exchanges on which the Common Stock may at the time be listed or admitted to trading, or, if the Common Stock, shall not be so listed or admitted to trading, the average of the last trading price in the domestic over-the-counter market, in each such case averaged over a period of 20 consecutive business days prior to the day as of which Market Price is being determined; provided that if the Common Stock is listed on any domestic exchange, the term "business days" as used in this sentence shall mean business days on which such exchange is open for trading. If the Common Stock is neither listed or admitted to trading on any domestic exchange nor quoted in the domestic over-the counter market, the Market Price shall mean the last trade price as furnished by any dealer in securities dealing in the Common Stock.

6.       DURATION OF OPTION

         Each Option granted hereunder may be exercised only by the individual to whom it is issued. An Option granted hereunder shall be effective upon the Date of Grant, and shall be exercisable for a five year period (the "Option Period") from the Date of Grant; provided, however, that no Option granted hereunder may be exercised during the six month period immediately following the Date of Grant pursuant to Rule 16b-3(c)(1). If such holder dies before fully exercising any portion of an Option then exercisable, such Option may be exercised by such holder's legal representative's, heir(s) or devisee(s) at any time within the six (6) month period following his or her death.

7.       NON TRANSFERABILITY OF OPTIONS

         No Option granted pursuant to this Plan may be transferred by any Optionee otherwise than by will or by the laws of descent and distribution; further, during the lifetime of any Optionee, Options granted hereunder may be exercised only by such Optionee.

8.       TERMINATION OF THE PLAN

         This Plan shall terminate upon the close of business ten (10) years from the Adoption Date unless it shall have been sooner terminated by reason of there having been granted and fully exercised Options covering the entire three hundred thousand (300,000) shares of Stock subject to this Plan. Upon such termination, no further Options may be granted hereunder. If, after termination of this Plan as provided above, there are outstanding Options which have not been fully exercised, such Options shall remain in effect in accordance with their terms and shall remain subject to the terms of this Plan.

9.       EXERCISE OF OPTIONS

         An Option granted pursuant to this Plan shall be exercisable at any time within the Option Period, subject to the terms and conditions of such Option. Exercise of any Option shall be made by the delivery, during the period that such Option is exercisable, to the Company, in person or by mail, of (i) written notice from the Optionee stating that the Optionee is exercising such Option and (ii) the payment of the aggregate purchase price of all shares as to which such Option is then exercised and the payment of any required federal income tax withholding. Such aggregate purchase price shall be paid to the Company in cash, Stock or any other class of equity securities of the Company (such Stock and other class of equity securities of the company are hereinafter collectively referred to as the "Company Stock"), or in a combination of cash or Company Stock at the time of exercise.

         There may not, however, be any payment by an Optionee of the exercise price in whole or in part with shares of Company Stock at a time when the Company is Insolvent (as hereafter defined) or when such payment would make the Company Insolvent, or as such payment may otherwise be prohibited by any applicable state or Federal statute, rule or regulation, or any rule or regulation of any stock exchange upon which Company Stock is traded, or if Company Stock is traded on a recognized stock quotation service, which may be the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), any rule or regulation of NASDAQ. For the purposes of this Plan, OInsolventG shall mean the inability of the company to pay its debts as they become due in the usual course of its business. Company Stock utilized in full or partial payment of the exercise price shall be valued at the Market Price (as defined in paragraph 5 herein) on the date of exercise of the Option.

         Notwithstanding anything to the contrary contained herein, no written notice shall be effective under this Section 9 unless it requests the exercise of Options for one hundred (100) shares or an integral multiple thereof; except to the extent necessary to make full exercise of the Options in the event that only an odd lot remains. Upon the exercise of an Option in compliance with the provisions of the Section, and upon the receipt by the Company of the payment for the Stock so taken up, the Company shall (i) deliver or cause to be delivered to the Optionee so exercising his Option a certificate or certificates for the number of shares of Stock with respect to which the Option is so exercised and payment is so made, and (ii) register or cause such shares to be registered in the name of the exercising Optionee in the corporate books and records.

10.      CONTROLLING TERMS

         Options granted pursuant hereto may include conditions that are more (but not less) restrictive to the Optionee than the conditions contained herein and, in such event, the more restrictive conditions shall apply.

11.      REQUIREMENTS OF LAW

         If any law, regulation or order of the United States Securities and Exchange Commission, or of any other commission or agency having jurisdiction, shall require the Company or the exercising Optionee to take any action with respect to the shares of Stock acquired by the exercise of an Option, then the date upon which the Company shall deliver or cause to be delivered the certificate or certificates for the shares of Stock shall be postponed until full compliance has been made with all such requirements of law or regulation. Further, in the event that the Company shall determine that, in compliance with the Securities Act or any other applicable statute or regulation, it is necessary to register any of the shares of Stock with respect to which an exercise of an Option has been made, or to qualify any such shares for exemption from any of the requirements of the Securities Act or such other applicable statute or regulation, it will do so at the Company's expense. Not until such an action has been completed shall the Option shares be delivered to the exercising Optionee. Further, in the event that at the time of exercise of the Option the shares of Stock shall be listed on any stock exchange, then if required by law or the exchange to do so, the Company shall register the Option shares of Stock with respect to which exercise is so made in accordance with the provisions of the Securities Act, any other applicable law or regulation or any rules or regulations of any such exchange, and the Company shall make prompt application for the listing of Option shares on such exchange at the expense of the Company.

12.      NO RIGHTS CONFERRED UPON GRANTING OF OPTIONS

         The Optionee shall not have any rights as a shareholder of the Company with respect to any shares of Stock prior to the date of issuance to the Optionee of the certificate or certificates for such shares. Neither the Plan nor the Option confer on the Optionee any right to be employed by the Company.

13.      ADJUSTMENTS

         In the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination, exchange of shares or stock dividend of the Stock or shares convertible into the Stock or similar corporate action, the number and class of shares of Stock available pursuant to this Plan and any Options granted pursuant to this Plan, together with the Option Prices, shall be adjusted by appropriate modifications in this Plan and in any Options outstanding pursuant to this Plan. Any such adjustment to the Plan or to Options or Option Prices shall be made by notice of the CompanyGs Board of Directors, whose determination shall be conclusive.

14.      AMENDMENT OR DISCONTINUANCE OF THE PLAN

         The Company's Board of Directors may at any time suspend or discontinue the Plan, but no amendment shall be authorized without shareholder approval which (i) materially increases the benefits accruing to participants under the Plan; (ii) materially increases the number of securities which may be issued under the Plan, except as otherwise provided in Section 13; or (iii) materially modifies the requirements as to eligibility for participation in the Plan.

         In addition, notwithstanding any other provision in the Plan, in the event of a change in federal or state law or regulation which would make the exercise of all or part of an existing Option unlawful or subject the Company to a penalty, the Company's Board of Directors may restrict such exercise without the consent of the Optionee or other holder thereof in order to comply with such law or regulation or to avoid such penalty.

15.      LIQUIDATION OF THE COMPANY

         In the event of the complete liquidation or dissolution of the Company, other than as an incident to a merger, reorganization or other adjustment referred to in Section 13 above, any Options granted pursuant to this Plan and remaining unexercised shall be deemed canceled without regard to or without being limited by any other provisions of this Plan.

16.      UNSECURED OBLIGATION

         Optionees shall not have any interest in any fund or special asset of the Company by reason of the Plan. No trust fund shall be created in connection with the Plan or any award thereunder, and there shall be no required funding of amounts which may become payable to any Optionee.

17.      GOVERNING LAW

         The Plan shall be governed by, construed and enforced in accordance with the laws of the State of Delaware.

18.      COMPLIANCE WITH RULE 16B-3

         It is the intent of the Company that all Options granted hereunder comply with the applicable provisions of Rule 16b-3, as amended, promulgated pursuant to the Securities Exchange Act of 1934, as amended. As a result, this Plan may be amended by the Company's Board of Directors in any manner necessary or desirable to meet any provision or condition of Rule 16b-3. In addition, all Options shall be granted in such a manner as to comply with the applicable requirements of Rule 16b-3.

19.      APPROVAL

         This Amended and Restated Plan shall take effect upon approval by the holders of a majority of the Company's Common Stock present or represented and entitled to vote at a meeting of stockholders, which approval must occur within twelve (12) months after the date the Amended and Restated Plan is adopted by the Board of Directors.

                        PROXY SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF CAPITOL MULTIMEDIA, INC.
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
    MARRIOTT RESIDENCE INN, 7335 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
                          AUGUST 22, 1996, 10:00 A.M.

The undersigned hereby appoints Robert I. Bogin and Catherine K. Hoopes, jointly and severally, proxies, with full power of substitution, to represent and vote all shares of Common Stock which the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders of Capitol Multimedia, Inc., and any adjournments or postponements thereof, upon any matters which may properly be brought before such Meeting, provided that said shares shall be voted as specified in the matters referred to below which are more fully set out in the Proxy Statement dated July 17, 1996.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 1:
Item 1: Election of six persons to the Board of Directors to hold office until the next Annual Meeting of Shareholders. Robert I. Bogin, Bernard M. Frank, Nico B.M. Letschert, Craig J. Cox, Philip R. Redmond, Igor R. Razboff
 /  /    FOR all nominees listed (except as marked below)
 /  /    WITHHOLD AUTHORITY to vote for all nominees listed

                 (To withhold authority to vote for any individual
                          nominee(s), write name(s) below)

- --------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 2:
Item 2: Ratification and Approval of an Amendment to the Company's Amended and Restated 1992 Non-Qualified Stock Option Plan for Non-Employee Directors expanding the duration of options following a director's resignation or other termination of service.

             /  / FOR         /  / AGAINST        /  / ABSTAIN FROM VOTING


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 3:
Item 3: Ratification and Approval of an Amendment to the Company's Amended and Restated 1991 Non-Qualified Employee Stock Option Plan increasing the number of authorized shares of Common Stock issuable under the Plan from 616,000 to 1,500,000.

             /  / FOR         /  / AGAINST        /  / ABSTAIN FROM VOTING


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 4:
Item 4: Ratification and Approval of an Amendment to the Company's Certificate of Incorporation increasing the authorized number of shares of Common Stock from 10,000,000 to 25,000,000.

             /  / FOR         /  / AGAINST        /  / ABSTAIN FROM VOTING


THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEM 5:
Item 5: Ratification of Ernst & Young LLP as Independent Accountants for the 1997 fiscal year.

             /  / FOR         /  / AGAINST        /  / ABSTAIN FROM VOTING


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, AND 5. THE PROXIES MAY VOTE IN THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.



- -------------------------------------------------------------------------------
                                    Signature

- -------------------------------------------------------------------------------
                                    Signature

                                    Dated:
- -------------------------------------------------------------------------------
                                    Please sign exactly as name appears hereon.
                                    Executors, administrators, trustees, etc.
                                    should so indicate when signing. If shares are held jointly, each holder should sign.